UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2020

SOUTHWEST GAS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37976	81-3881866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5241 Spring Mountain Road
Post Office Box 98510
Las Vegas, Nevada                     89193-8510
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (702) 876‑7237

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Southwest Gas Holdings, Inc. Common Stock, $1 Par Value	SWX	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 24, 2020, Southwest Gas Holdings, Inc. (the “Company”) approved an amendment to the Centuri Group, Inc. Executive Deferred Compensation Plan (the “EDCP”) for executives and highly-compensated managers of Centuri Group, Inc. (“Centuri”), including Paul Daily, a named executive officer (as such term is defined in Item 402 of Regulation S-K) of the Company and President and Chief Executive Officer of Centuri. The amendment to the EDCP incorporates key provisions of the Centuri Long-Term Capital Investment Plan (the “LTCIP”) and eliminates the LTCIP as a stand-alone plan. The LTCIP required select key executives, including Mr. Daily, to defer and invest a specified portion of their compensation in a notional account with returns based on Centuri’s financial performance. The purpose of the EDCP is to attract and retain key employees by providing an opportunity to defer receipt of a portion of their salary and other specified compensation.

Under the terms of the amended EDCP, the Centuri Chief Executive Officer (the “CEO”) must defer 25 percent (25%) of the bonus otherwise payable under the Centuri Executive Short-Term Incentive Plan (the “STIP”), until the CEO reaches a target deferral amount. The amount deferred in the EDCP will be directed to a fund with returns based on Centuri’s growth rate (the “Performance Fund”) until a maximum amount is reached. The remaining deferral amount will be directed to the other funds in the EDCP. Centuri’s growth rate for purposes of the Performance Fund equals earnings before interest, taxes, depreciation and amortization multiplied by a Company-determined multiple minus net debt.

The foregoing description of the amended EDCP does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the amended EDCP, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the first quarter of 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

Date: February 28, 2020
/s/ GREGORY J. PETERSON
Gregory J. Peterson
Senior Vice President/Chief Financial Officer